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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors of Ryder System, Inc., a Florida corporation (the "Corporation"), hereby constitutes and appoints Vicki A. O'Meara, Richard H. Siegel and David M. Beilin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933 with respect to $800,000,000 aggregate amount of the Corporation's debt securities, preferred stock, common stock, depositary shares, stock purchase contracts and stock purchase units and (ii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

         This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on this 24th day of July, 2003.




/s/ John M. Berra                            /s/ Joseph L. Dionne
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John M. Berra                                Joseph L. Dionne


/s/ Edward T. Foote II                       /s/ David I. Fuente
-------------------------------------        -----------------------------------
Edward T. Foote II                           David I. Fuente


/s/ Lynn M. Martin                           /s/ Daniel H. Mudd
-------------------------------------        -----------------------------------
Lynn M. Martin                               Daniel H. Mudd


/s/ Eugene A. Renna                          /s/ Abbie J. Smith
-------------------------------------        -----------------------------------
Eugene A. Renna                              Abbie J. Smith


/s/ Hansel E. Tookes II                      /s/ Christine A. Varney
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Hansel E. Tookes II                          Christine A. Varney